UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2024
MariaDB plc
(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
699 Veterans Blvd
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(855) 562-7423
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 28, 2024, MariaDB plc, an Irish public limited corporation (the “Company”) announced that on March 26, 2024, it received an unsolicited non-binding indicative proposal from Progress Software Corp. (“Progress”) to acquire the entire issued and to be issued share capital of the Company (the “Progress Proposal”), made pursuant to The Irish Takeover Panel Act 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”).

A copy of the announcement dated March 28, 2024, is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Irish Takeover Rules Responsibility Statement

In accordance with Rule 19.2 of the Irish Takeover Rules, the directors of the Company accept responsibility for the information contained in this Form 8-K. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this Form 8-K is in accordance with the facts and does not omit anything likely to affect the import of such information.

Forward-Looking Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “will,” “intend,” “plan,” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this report include statements regarding whether the Progress Proposal or another transaction proposal is pursued. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or the board of directors of the Company or the special committee of the board of directors of the Company, or third parties, including those beyond the Company’s control, Progress or its affiliates, and NYSE. The foregoing list of differences and risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect the Progress Proposal or another transaction proposal, please review “Risk Factors” and other information included in the Company’s filings and records filed with the United States Securities and Exchange Commission, including the Company’s most recent quarterly filing on Form 10-Q. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Exhibit No.	Description

99.1	Announcement issued by MariaDB plc, dated March 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: March 29, 2024
	By:	/s/ Conor McCarthy
		Name:	Conor McCarthy
		Title:	Chief Financial Officer